Exhibit 3.5

Form F-4

20303356
Corporate Access No.

Alberta

BUSINESS CORPORATIONS ACT

Form 2

CERTIFICATE OF INCORPORATION

- ALBERTA AG-BAG FEEDS LTD. -

Name of Corporation

I HEREBY CERTIFY THAT THE ABOVE-MENTIONED CORPORATION, THE ARTICLES OF INCORPORATION OF WHICH ARE ATTACHED, WAS INCORPORATED UNDER THE BUSINESS CORPORATIONS ACT OF THE PROVINCE OF ALBERTA.

/s/ [ILLEGIBLE]
Registrar of Corporations

August 11, 1983
Date of Incorporation

[SEAL]

20303356
Corporate Access No.

Alberta

BUSINESS CORPORATIONS ACT

Form 5

CERTIFICATE OF AMENDMENT

ALBERTA AG-BAG FEEDS LTD.

Name of Corporation

I HEREBY CERTIFY THAT THE ARTICLES OF THE ABOVE-MENTIONED CORPORATION WERE AMENDED.

☐            UNDER THE SECTION 13 OF THE BUSINESS CORPORATIONS ACT IN ACCORDANCE WITH THE ATTACHED NOTICE:

☒            UNDER SECTION 27 OF THE BUSINESS CORPORATIONS ACT AS SET OUT IN THE ATTACHED ARTICLES OF AMENDMENT DESIGNATING A SERIES OF SHARES;

☐            UNDER SECTION 171 OF THE BUSINESS CORPORATIONS ACT AS SET OUT IN THE ATTACHED ARTICLES OF AMENDMENT;

☐            UNDER SECTION 185 OF THE BUSINESS CORPORATIONS ACT AS SET OUT IN THE ATTACHED ARTICLES OF REORGANIZATION;

☐            UNDER SECTION 186 OF THE BUSINESS CORPORATIONS ACT AS SET OUT IN THE ATTACHED ARTICLES OF ARRANGEMENT.

/s/ [ILLEGIBLE]
Registrar of Corporations

AUGUST 25, 1983
Date of Incorporation

[SEAL]

20303356
Corporate Access No

Alberta

BUSINESS CORPORATIONS ACT

Form 5

CERTIFICATE OF AMENDMENT

ALBERTA AG-INDUSTRIES LTD.

Name of Corporation

I HEREBY CERTIFY THAT THE ARTICLES OF THE ABOVE-MENTIONED CORPORATION WERE AMENDED.

☐       UNDER SECTION 13 OF THE BUSINESS CORPORATIONS ACT IN ACCORDANCE WITH THE ATTACHED NOTICE;

☐       UNDER SECTION 27 OF THE BUSINESS CORPORATIONS ACT AS SET OUT IN THE ATTACHED ARTICLES OF AMENDMENT DESIGNATING A SERIES OF SHARES;

☒       UNDER SECTION 171 OF THE BUSINESS CORPORATION ACT AS SET OUT IN THE ATTACHED ARTICLES OF AMENDMENT;

☐       UNDER SECTION 185 OF THE BUSINESS CORPORATIONS ACT AS SET OUT IN THE ATTACHED ARTICLES OF REORGANIZATION;

☐       UNDER SECTION 186 OF THE BUSINESS CORPORATIONS ACT AS SET OUT IN THE ATTACHED ARTICLES OF ARRANGEMENT.

/s/ [ILLEGIBLE]
Registrar of Corporations

April 5, 1984
Date of Amendment

[SEAL]